Dividends on ordinary capital	12 Months Ended
Dec. 31, 2021
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Dividends on ordinary capital
8. Dividends on ordinary capital

Dividends are recognised on the date that the shareholder’s right to receive payment is established. This is generally the date when the dividend is declared.

	€ million	€ million	€ million
Dividends on ordinary capital during the year	2021	2020	2019
PLC dividends	(4,458)	(1,911)	(1,871)
NV dividends	—	(2,389)	(2,352)
	(4,458)	(4,300)	(4,223)
Four quarterly interim dividends were declared and paid during 2021, totalling £1.48 (2020: £1.45) per PLC ordinary share.
A quarterly dividend of €1,137 million (2020: €1,125 million) was declared on 10 February 2022, to be paid in March 2022; £0.36 per PLC ordinary share (2020: £0.38). Total dividends declared in relation to 2021 were £1.46 (2020: £1.48) per PLC ordinary share.